PURCHASE ORDER

Acknowledge To

ATTN:

Issue To

Purchase Order Number

The Above Number Must Appear On All Invoices,Packing Lists, Packages, Labels and Bills of Lading.

INVOICE TO

www.ob10.com/hp Using OB10 Acct#

SHIP TO

Vendor Number	CONFIRMING				
	Date	To		Phone	
Date Order Typed	Contract Number	Government Rated	F.O.B. ORIGIN	Transit Time	
Terms Within 45 days due net	Resale Permit No. NA		Special Instructions CURRENCY = Singapore Dollar		
	Not For Resale	For Resale			

SHIPPING INSTRUCTIONS

1.Insure all Parcel Post shipments for $50 - TRACEABILITY ONLY
2.Do NOT insure other shipments - DECLARE MINIMUM VALUE
3.Ship by air ONLY if authorized by buyer.
4.Consolidate all shipments on one day to consignee.
5.Excess unauthorized freight costs will be billed to the shipper

DELIVERY DATE

Do Not Provide on Other Than Specified Date Unless Authorized.

Account/Department
Xref Order Number

Item	Quantity	Unit Price	U/M	Extension	Description	Del#	Quantity	Date	
			EA						/

TOTAL = SGD

TO VENDOR:
1. PLEASE ACKNOWLEDGE THIS ORDER.
2. ADDRESS CORRESPONDENCE OR ACKNOWLEDGMENT TO THE ATTENTION OF THE BUYER. THE BUYER'S NAME MUST APPEAR IN THE ENVELOPE WINDOW OR ON ITS FACE.
3. UPON ACCEPTANCE OF THIS PURCHASE ORDER BY ACKNOWLEDGMENT, SHIPMENT, OR OTHERWISE, SELLER AGREES TO THE PURCHASE ORDER TERMS AND CONDITIONS Rev 8/06. AS WELL AS THOSE SET FORTH ON THE FACE HEREOF.
4. SHOW HP Inc. PART NUMBER ON ALL CORRESPONDENCE.

PLEASE ACKNOWLEDGE
HP Inc.

PAGE 1

Electronic Approval
No Signature Required

Refer Inquiries to Engineer:

Authorization: